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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-9477

ING Variable Insurance Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: December 31

Date of reporting period: January 1, 2012 to June 30, 2012

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

June 30, 2012

ING GET U.S. Core Portfolio

■	Series 9

■	Series 10

■	Series 11

■	Series 12

■	Series 13

■	Series 14

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

PROXY VOTING INFORMATION

A description of the policies and procedures that the Series use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Series voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Series file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Series. The Series’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Series’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Series’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Series by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Shorter cycles and faster turns

Dear Shareholder,

Has the character of financial markets changed over the past few years? Investors seem to react to daily headlines rather than evolving investment fundamentals, producing a herd mentality that can amplify market volatility. Switches into and out of risky assets now occur in days rather than months or years; these “risk-on” and “risk-off” periods can be intense, at times leaving few places to hide.

We think the reasons for volatile investor behavior can be found in current macroeconomic conditions, which are marked by high levels of government debt in most of the developed world and concerns about a global slowdown. Meanwhile, policymakers have a limited range of options with which to combat downturns. With short-term interest rates already near zero, there is little room for central banks to stimulate economic growth via traditional monetary policy. Fiscal policy — spending and taxes — is also hamstrung given elevated sovereign debt levels.

As a result, a number of central banks have resorted to quantitative easing (“QE”), a technique that involves the purchase of financial assets directly from banks rather than the purchase or sale of government bonds. This action increases the banks’ excess reserves and lowers the yield on the assets bought. QE thus can help fuel the economic engine when it starts to sputter, but typically with a minimal inflationary impact since the extra money is not spent in the real economy. The drawback is that the impact of QE is much shorter lived than that of the traditional tools. Nonetheless, given the lack of alternatives, it’s quite possible central banks — including the U.S. Federal Reserve — will undertake new rounds of QE should economic conditions dictate. Anticipation of these measures is likely to increase investor uncertainty and intensify risk-on/risk-off activity.

How should investors respond to these conditions? We think most investors would be best served by focusing on the long term and keeping their investments aligned with their goals. Discuss investment ideas and portfolio changes thoroughly with your investment advisor before taking any action. We appreciate your continued confidence in ING Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

July 27, 2012

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE:  SIX MONTHS ENDED JUNE 30, 2012

In the early part of our new fiscal year, improved economic and financial conditions produced the best first quarter performance since 1998 for global equities, represented by the MSCI World IndexSM measured in local currencies including net reinvested dividends. But from there global equities retreated as, for the third straight year, the basis of the earlier optimism was undermined by events. For the first half of the fiscal year, the MSCI World IndexSM Index gained 6.45%. (The MSCI World IndexSM returned 5.91% for the six months ended June 30, 2012, measured in U.S. dollars.)

Much of the first quarter’s upbeat sentiment rested on a sharp improvement in the employment situation, probably the most important driver of economic activity. By March, the Bureau of Labor Statistics had announced a three-month average of 245,000 new jobs created and the unemployment rate down to 8.3%. The deterioration was fast however, culminating in the June report which showed only 69,000 jobs created the prior month with the three month average down to 96,000. While the unemployment rate was pared to 8.2%, the labor force participation rate languished near decades-low levels.

By the end of June, the trend in other economic statistics was mixed to negative. Retail sales and factory orders had fallen for two months. Indices of manufacturing activity in the New York and Philadelphia areas were slumping, although the Chicago region’s index edged up. Personal spending and wages & salaries were practically stagnant. Gross domestic product (“GDP”) growth decelerated to 1.9% (quarter-over-quarter annualized) from 3.0%.

The Federal Reserve seemed to be out of ammunition. Its June announcement that it would extend its “Operation Twist” program left markets unimpressed.

A glimmer of better, or at least less bad news, came from the housing market. New and pending home sales bounced from low levels, while the latest S&P/Case-Shiller 20-City Composite Home Price Index was down 1.9% from the prior year, the smallest decline since November 2010.

Also clearly slowing was China, responsible for much of global GDP growth in recent years. GDP increased by 8.1% in the first quarter of 2012 over the same quarter in 2011, the lowest rise since the second quarter of 2009.

But the euro zone’s enduring sovereign debt crisis continued to move markets the most. The European Central Bank’s €1 trillion in cheap three-year loans to more than 800 banks under its Longer Term Refinancing Operations (“LTRO”) was initially perceived to reduce the risk of bank failures. But disillusionment soon set in, focused on Spain, with its uncompetitive markets, restrictive practices, nearly 25% unemployed and shaky banking system. A growing backlash against fiscal austerity became evident. Inconclusive May elections in Greece presaged further elections in June, from which pro-euro parties were unenthusiastically elected to form a government.

Matters came to a head after a recapitalization bailout for Spanish banks worth up to €100 billion was finally requested in June. This was approved by euro zone leaders, but market relief lasted literally hours, as the unsatisfactory features of the likely operation emerged.

In the last few days of June, leaders held yet another “summit” meeting to address these issues, and this time delivered a package of measures that exceeded admittedly rock-bottom expectations. A single bank supervisory mechanism would be initiated with the first proposals considered by the end of 2012. Thereafter loans from European stability funds would be made directly to Spanish banks and would not have senior status.

Investor approval of these measures sent global equities up 2.40% on the last day of June. The euro zone’s deeper seated problems remain to be solved.

In U.S. fixed-income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 2.37% in the six months through June, mostly in the later months as conditions deteriorated. The Barclays Capital U.S. Corporate Investment Grade Bond sub-index returned 4.65%, ahead of the Barclays Capital U.S. Treasury sub-index which returned 1.51%, with the Barclays Capital Mortgage-Backed Securities sub-index little better at 1.66%. The Barclays Capital High Yield Bond – 2% Issuer Constrained Composite Index produced an equity-like return of 7.23%.

U.S. equities, represented by the S&P 500® Index including dividends, rose 9.49% in the first half of the fiscal year, despite Goldman Sachs’ recommendation on June 21st to sell the index short. Adding to the caution was the likelihood that index companies would record barely positive annual earnings growth in the second quarter. By sector, the order of merit changed markedly over the period, but when it was over, telecommunications stood at the top, returning 16.51%, while the only losing sector was energy, down 2.34%.

In currency markets, after early weakness, the ongoing euro zone crisis drove the U.S. dollar up 3.93% against the euro. The U.S. dollar was little changed against the pound, slipping 0.62%, but gained 2.64% on the yen, amid suspicions of Bank of Japan intervention during periods of yen strength.

In international markets, the MSCI Japan® Index rose 6.96% for the half year, well off its best levels. Early optimism about the Bank of Japan’s newly adopted inflation target and increased asset purchases was eroded by the euro zone crisis and the slowdown in China. The MSCI Europe ex UK® Index added 3.79%, courtesy of a final-day boost worth 3.80%, pursuant to the events at the end of June described above. Initial relief from LTRO had proved all too short, while sentiment was also depressed by flat to falling GDP and unemployment breaching 11%. The MSCI UK® Index rose a comparatively muted 2.41% as the U.K.’s more heavily weighted energy and materials companies underperformed their continental European competitors, while the U.K. economy re-entered recession in the face of sagging construction activity and austerity measures aimed at cutting the budget deficit.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Series’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays Capital Mortgage-Backed Securities Index	An unmanaged index comprising 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association, Federal National Mortgage Association and the Federal Home Loan Mortgage.
Barclays Capital U.S. Treasury Index	An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

ING GET U.S. CORE PORTFOLIO	INVESTMENT STRATEGY AND PRINCIPAL RISKS

What is the Investment Strategy During the Guarantee Period?

ING GET U.S. Core Portfolio — Series 9, 10, 11, 12, 13, 14 (“Series”) invest at least 80% of their net assets in equities and fixed-income securities issued by U.S. companies or the U.S. government or its agencies. The Series do not implement an “investment strategy” in a conventional sense. Rather, the Series’ asset allocation strategy seeks to optimize the exposure of the Series to the equity component (“Equity Component”) while protecting Series assets. Assets allocated to the Equity Component may be reduced or eliminated in order to conserve assets at a level equal to or above the present value of the guarantee (“Guarantee”). The Series allocate their assets among the following asset classes:

During the Guarantee Period, the Series’ assets are allocated between the:

•

Equity Component, consisting of common stocks included in the S&P 500® Index, futures contracts on the S&P 500® Index, and when the Equity Component’s market value is $5 million or less, investments in exchange traded funds (“ETFs”) that can reasonably be expected to have at least a 95% correlation ratio with the S&P 500® Index, in S&P 500® Index futures, or in a combination of S&P 500® Index futures and ETFs, subject to any limitation on the Series’ investments in such securities; and the

•	Fixed component (“Fixed Component”) consisting primarily of short- to intermediate-duration U.S. government securities.

The Series’ asset allocation strategy is implemented by allocating assets appropriately to the Equity Component and to the Fixed Component to optimize exposure to the Equity Component while controlling the risk that an insurance company may be required to make payment under the Guarantee. Consequently, there can be no assurance as to the percentage of assets, if any, allocated to the Equity Component, even when the equity market is doing well, or to any investment returns generated by the Series.

How does the Series’ Asset Allocation work?

ING Investment Management Co. LLC (“IIM” or “Sub-Adviser”), the Sub-Adviser to the Series, uses a proprietary computer model to determine on a daily basis the percentage of assets allocated to the Equity Component and to the Fixed Component. The model evaluates a number of factors, including the then current market value of the Series, the then prevailing level of interest rates, equity market volatility, the Series’ total annual expenses, insurance company separate account expenses, and the maturity date (“Maturity Date”). The model determines the initial allocation between the Equity Component and the Fixed Component on the first day of the Guarantee Period and provides direction for any reallocations on a daily basis thereafter. Generally, as the value of the Equity Component rises, more assets are allocated to the Equity Component; as the value of the Equity Component declines, more assets are allocated to the Fixed Component. The amount directed to the Equity Component is always restricted so that even if it were to experience a “material decline” in value on a given day and before being redirected to the Fixed Component, the remaining assets would still be sufficient to meet the Guarantee. At the commencement of the Guarantee Period, the Series defined a “material decline” in value as a decline in the value of the Equity Component of at least 20% but no more than 30%. If a Series defined the “material decline” at 20%, fewer assets will likely be allocated to the Equity Component than if the “material decline” was defined at 30%. The allocation to the Equity Component or the Fixed Component may be zero under certain circumstances.

Equity Component: IIM manages the Equity Component by overweighting those stocks in the S&P 500® Index that it believes will outperform the S&P 500® Index and underweighting (or avoiding altogether) those stocks it believes will underperform the S&P 500® Index (“Enhanced Index Strategy”). Stocks IIM believes are likely to match the performance of the S&P 500® Index are invested in proportion to their representation in the S&P 500® Index. To determine which stocks to weight more or less heavily, IIM uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. IIM expects that there will be a close correlation between the performance of the Equity Component and that of the S&P 500® Index in both rising and falling markets.

Under normal market conditions, up to 20% of the Equity Component’s net assets may be invested in futures contracts for hedging purposes or to maintain liquidity to meet shareholder redemptions and minimize trading costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a financial

INVESTMENT STRATEGY AND PRINCIPAL RISKS	ING GET U.S. CORE PORTFOLIO

instrument or a specific stock market index for a specified price on a designated date. During the Guarantee Period, the Series may only invest in futures contracts on the S&P 500® Index and futures contracts on U.S. Treasury securities.

If the Equity Component’s market value is $5 million or less, in order to replicate an investment in stocks listed in the S&P 500® Index, IIM may invest the entire amount of the Equity Component’s assets in S&P 500® Index futures, in ETFs, or in a combination of S&P 500® Index futures and ETFs, subject to any limitation on the Series’ investment in such securities (subject to the rules, regulations and exemptive orders imposed by the Investment Company Act of 1940, as amended “1940 Act”). ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. IIM will not employ an Enhanced Index Strategy when it invests in S&P 500® Index futures and ETFs.

Fixed Component: IIM seeks to select investments for the Fixed Component with financial characteristics that will, at any point in time, closely resemble those of a portfolio of zero coupon bonds which mature within three months of the Maturity Date. Generally, at least 55% of the Fixed Component will consist of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). Although the Series invest in securities insured or guaranteed by the U.S. government, the Series shares are not themselves issued or guaranteed by the U.S. government. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The Fixed Component may also consist of mortgage-backed securities (including commercial mortgage-backed securities) which are rated AAA or Aaa at the time of purchase by Standard & Poor’s (“S&P® “) or Moody’s Investors Service, Inc. (“Moody’s® “), respectively, and corporate obligations which are rated at the time of purchase A- or higher by S&P® and/or Aa3 or higher by Moody’s®. The Fixed Component may also include U.S. Treasury futures and money market instruments. The Series may also invest in other investment companies to the extent permitted under the 1940 Act.

What are the Principal Guarantee Period Risks?

Asset Allocation: If, at the inception of, or any time during, the Guarantee Period interest rates are low, the Series’ assets may be largely invested in the Fixed Component in order to decrease the likelihood that an insurance company would be required to make any payment under the Guarantee. The effect of low interest rates on the Series would likely be more pronounced at the inception of the Guarantee Period, as the initial allocation of assets would include more fixed-income securities. In addition, if during the Guarantee Period the equity markets experienced a material decline, the Series’ assets may become largely invested in the Fixed Component. In fact, if the value of the Equity Component were to decline by a significant amount, a complete reallocation to the Fixed Component would likely occur. In the event of a reallocation of 100% of the assets to the Fixed Component, the Series would not reallocate any assets into the Equity Component prior to the Maturity Date. Use of the Fixed Component reduces the Series’ ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is fully invested in equities.

Active Asset Allocation May Underperform Static Strategies: An active asset allocation strategy may underperform a more static strategy due to the impact of transaction costs. The asset allocation process results in transaction costs from the purchase and sale of securities. Volatile periods in the market may increase these costs. High transaction costs may have an adverse effect on the performance of the Series.

Opportunity Costs: There are substantial opportunity costs associated with an investment in the Series. The Series may allocate a substantial portion, and under certain circumstances all, of the Series’ assets to the Fixed Component in order to conserve Series assets to a level equal to or above the present value of the Guarantee. Initially, if interest rates are low, the allocation to the Fixed Component may be over 70% of the Series’ assets. If the market value of the Equity Component rises, the percentage of the Series’ assets allocated to the Equity Component generally will also rise. However, the relative volatility of these two Components as well as the past performance of the Series will affect these allocations. For example, if the Series incurs early losses, the Series may allocate 100% of the Series’ assets to the Fixed Component for the entire Guarantee Period, irrespective of the subsequent upward movements in the equity markets and/or the Equity Component.

ING GET U.S. CORE PORTFOLIO	INVESTMENT STRATEGY AND PRINCIPAL RISKS

The extent to which the Series participates in upward movements in the Equity Component during the Guarantee Period will depend on the performance of the Series, the performance and volatility of the Fixed and Equity Components, interest rates, expenses of the Series and the separate account under the variable annuity contract, and other factors. The Series might capture a material portion, very little or none of any Equity Component increase.

It is possible that on the Maturity Date, a contract- holder or participant could receive only the guaranteed amount even though the equity markets, as well as the Equity Component, has had significant positive performance during the Guarantee Period.

The opportunity cost of not allocating assets to the Equity Component will be particularly high if early in the Guarantee Period: (a) the Series’ net asset value (“NAV”) decreases, or (b) the value of the Equity Component declines. In either case, all or substantially all of the Series’ assets could be allocated to the Fixed Component for the remainder of the Guarantee Period.

Company: The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit: Prices of bonds and other debt securities can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In severe cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Interest Rate: With bonds and other fixed rate debt securities, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the security, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk.

Investment Model: The Sub-Adviser’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. The proprietary models used by a Sub-Adviser to evaluate securities or securities markets are based on the Sub-Adviser’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

Liquidity: If a security is illiquid, the adviser or Sub-Adviser might be unable to sell the security at a time when the Series’ Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Series’ liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a Series could realize upon disposition. A Series may make investments that become less liquid in response to market developments or adverse investor perception. A Series could lose money if it cannot sell a security at the time and price that would be most beneficial to the Series.

Other Investment Companies: The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because a Series may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Series. Other investment companies include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an equity index. The main risk of investing in other investment companies is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF’s shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stock of a particular industry, trends in that industry may have a dramatic impact on their value.

INVESTMENT STRATEGY AND PRINCIPAL RISKS	ING GET U.S. CORE PORTFOLIO

U.S. Government Securities and Obligations: U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations of the U.S. Treasury such as U.S. Treasury notes, bills and bonds, as well as indirect obligations including certain securities of the Government National Mortgage Association, the Small Business Administration and the Farmers Home Administration, among others. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, including certain securities of the Federal Financing Bank, the Federal Home Loan Bank and the U.S. Postal Service. Still other agencies and instrumentalities are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. These include securities issued by the Federal Home Loan Bank and the Federal Farm Credit Bank, among others. Consequently, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. No assurance can be given that the U.S. government would provide financial support to such agencies if it is not obligated to do so by law. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk. The discussion below includes risks that are not described in the Series’ summary but which, nevertheless, are a risk to the Series.

Counterparty: The entity with whom a Series conducts Series-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the Series owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, that Series may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.

Futures Contracts: The Series may invest in futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price on a designated date. The Series uses futures for hedging purposes or to temporarily increase or limit exposure to a particular asset class. The main risk with futures contracts is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual investment made in the futures contract.

Risks of Using Derivatives: Certain securities in which the Series may invest, including futures contracts, are derivative instruments. In general terms, a derivative instrument is a financial contract whose value is derived, at least in part, from the performance of an underlying asset, interest rate, or index. If the issuer of a derivative does not pay the amount owed on the contract when due, the Series can lose money on the investment. The underlying investment on which the derivative is based, and the derivative itself, might not perform in the manner the Sub-Adviser expected, which could cause the Series’ share price to decline. Markets underlying securities may move in a direction not anticipated by the Sub-Adviser, which may result in the Series realizing a lower return than expected on an investment. Some derivatives are also subject to the risk that counterparties will not perform their duties.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Series, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Series expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2012 to June 30, 2012, unless otherwise indicated. The Series’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)”, provides information about hypothetical account values and hypothetical expenses based on a Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Series and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Series Return				Hypothetical (5% return before expenses)
	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended June 30, 2012*	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended June 30, 2012*
Series 9	$1,000.00	$999.10	1.00%	$4.97	$1,000.00	$1,019.89	1.00%	$5.02
Series 10	$1,000.00	$997.60	1.00%	$4.97	$1,000.00	$1,019.89	1.00%	$5.02
Series 11	$1,000.00	$997.70	1.00%	$4.97	$1,000.00	$1,019.89	1.00%	$5.02
Series 12	$1,000.00	$1,003.70	1.00%	$4.98	$1,000.00	$1,019.89	1.00%	$5.02
Series 13	$1,000.00	$998.40	1.00%	$4.97	$1,000.00	$1,019.89	1.00%	$5.02
Series 14	$1,000.00	$997.10	1.00%	$4.97	$1,000.00	$1,019.89	1.00%	$5.02

*	Expenses are equal to the respective annualized expense ratio of each Series multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half-year.

STATEMENTS OF ASSETS AND LIABILITIES AS OF JUNE 30, 2012 (UNAUDITED)

	ING GET U.S. Core Portfolio Series 9	ING GET U.S. Core Portfolio Series 10	ING GET U.S. Core Portfolio Series 11	ING GET U.S. Core Portfolio Series 12
ASSETS:
Investments in securities at value*	$6,910,045	$5,468,251	$7,369,246	$10,305,815
Short-term investments at value**	31,000	118,000	64,000	171,000

Total investments at fair value	$6,941,045	$5,586,251	$7,433,246	$10,476,815

Cash	59	139	478	64
Receivables:
Dividends	1,312	8	12	3,938
Prepaid expenses	46	33	47	184
Reimbursement due from manager	20	451	828	901

Total assets	6,942,482	5,586,882	7,434,611	10,481,902

LIABILITIES:
Payable for fund shares redeemed	335	361	371	490
Payable to affiliates	5,300	4,208	5,535	7,813
Payable for trustee fees	38	30	39	55
Other accrued expenses and liabilities	6,862	5,290	6,332	9,641

Total liabilities	12,535	9,889	12,277	17,999

NET ASSETS	$6,929,947	$5,576,993	$7,422,334	$10,463,903

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$8,958,782	$7,381,875	$9,487,439	$15,634,405
Undistributed net investment income	51,631	58,330	65,721	99,361
Accumulated net realized loss	(2,201,716)	(1,929,260)	(2,240,427)	(5,798,962)
Net unrealized appreciation	121,250	66,048	109,601	529,099

NET ASSETS	$6,929,947	$5,576,993	$7,422,334	$10,463,903

* Cost of investments in securities	$6,788,795	$5,402,203	$7,259,645	$9,776,716
** Cost of short-term investments	$31,000	$118,000	$64,000	$171,000

Net assets	$6,929,947	$5,576,993	$7,422,334	$10,463,903
Sharesauthorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Sharesoutstanding	904,222	718,880	960,714	1,370,235
Net asset value and redemption price per share	$7.66	$7.76	$7.73	$7.64

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF JUNE 30, 2012 (UNAUDITED)

	ING GET U.S. Core Portfolio Series 13	ING GET U.S. Core Portfolio Series 14
ASSETS:
Investments in securities at value*	$17,597,319	$38,879,828
Short-term investments at value**	365,000	276,000

Total investments at fair value	$17,962,319	$39,155,828

Cash	41	549
Receivables:
Dividends	12	—
Interest	—	2
Prepaid expenses	118	254
Reimbursement due from manager	799	2,257

Total assets	17,963,289	39,158,890

LIABILITIES:
Payable for fund shares redeemed	893	32,355
Payable to affiliates	13,454	29,333
Payable for trustee fees	95	209
Other accrued expenses and liabilities	14,889	29,155

Total liabilities	29,331	91,052

NET ASSETS	$17,933,958	$39,067,838

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$19,745,267	$39,833,436
Undistributed net investment income	154,940	450,484
Accumulated net realized loss	(2,987,910)	(3,176,548)
Net unrealized appreciation	1,021,661	1,960,466

NET ASSETS	$17,933,958	$39,067,838

* Cost of investments in securities	$16,575,658	$36,919,362
** Cost of short-term investments	$365,000	$276,000

Net assets	$17,933,958	$39,067,838
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	1,878,857	3,945,385
Net asset value and redemption price per share	$9.55	$9.90

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2012 (UNAUDITED)

	ING GET U.S. Core Portfolio Series 9	ING GET U.S. Core Portfolio Series 10	ING GET U.S. Core Portfolio Series 11	ING GET U.S. Core Portfolio Series 12
INVESTMENT INCOME:
Dividends	$2,530	$47	$49	$7,513
Interest	88,023	88,915	104,489	147,826

Total investment income	90,553	88,962	104,538	155,339

EXPENSES:
Investment management fees	22,557	17,636	23,108	32,689
Distribution and service fees	9,399	7,349	9,629	13,620
Transfer agent fees	24	19	17	42
Administrative service fees	2,068	1,617	2,118	2,996
Shareholder reporting expense	266	268	546	905
Professional fees	6,460	5,991	8,490	12,036
Custody and accounting expense	624	728	518	958
Trustee fees	227	177	232	329
Miscellaneous expense	1,656	928	656	744

Total expenses	43,281	34,713	45,314	64,319
Net waived and reimbursed fees	(5,600)	(5,283)	(6,757)	(9,786)

Net expenses	37,681	29,430	38,557	54,533

Net investment income	52,872	59,532	65,981	100,806

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
Investments	8,645	14,814	13,881	34,823

Net realized gain	8,645	14,814	13,881	34,823

Net change in unrealized appreciation (depreciation) on:
Investments	(60,001)	(89,949)	(99,063)	(96,323)

Net change in unrealized appreciation (depreciation)	(60,001)	(89,949)	(99,063)	(96,323)

Net realized and unrealized loss	(51,356)	(75,135)	(85,182)	(61,500)

Increase (decrease) in net assets resulting from operations	$1,516	$(15,603)	$(19,201)	$39,306

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2012 (UNAUDITED)

	ING GET U.S. Core Portfolio Series 13	ING GET U.S. Core Portfolio Series 14
INVESTMENT INCOME:
Dividends	$134	$—
Interest	251,269	659,440

Total investment income	251,403	659,440

EXPENSES:
Investment management fees	56,779	124,596
Distribution and service fees	23,658	51,915
Transfer agent fees	23	25
Administrative service fees	5,205	11,421
Shareholder reporting expense	1,005	4,186
Professional fees	17,073	33,458
Custody and accounting expense	1,451	2,811
Trustee fees	571	1,253
Miscellaneous expense	712	788

Total expenses	106,477	230,453
Net waived and reimbursed fees	(11,590)	(22,568)

Net expenses	94,887	207,885

Net investment income	156,516	451,555

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
Investments	129,188	279,168

Net realized gain	129,188	279,168

Net change in unrealized appreciation (depreciation) on:
Investments	(333,788)	(829,780)

Net change in unrealized appreciation (depreciation)	(333,788)	(829,780)

Net realized and unrealized loss	(204,600)	(550,612)

Decrease in net assets resulting from operations	$(48,084)	$(99,057)

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING GET U.S. Core Portfolio Series 9		ING GET U.S. Core Portfolio Series 10
	Six Months Ended June 30, 2012	Year Ended December 31, 2011	Six Months Ended June 30, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$52,872	$135,819	$59,532	$132,641
Net realized gain	8,645	194,877	14,814	58,004
Net change in unrealized (depreciation)	(60,001)	(354,073)	(89,949)	(157,666)

Increase (decrease) in net assets resulting from operations	1,516	(23,377)	(15,603)	32,979

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
	(135,014)	(192,372)	(131,835)	(171,580)

Total distributions	(135,014)	(192,372)	(131,835)	(171,580)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	135,014	192,372	131,835	171,580
Cost of shares redeemed	(953,766)	(2,639,691)	(495,529)	(1,566,539)

Net decrease in net assets resulting from capital share transactions	(818,752)	(2,447,319)	(363,694)	(1,394,959)

Net decrease in net assets	(952,250)	(2,663,068)	(511,132)	(1,533,560)

NET ASSETS:
Beginning of year or period	7,882,197	10,545,265	6,088,125	7,621,685

End of year or period	$6,929,947	$7,882,197	$5,576,993	$6,088,125

Undistributed net investment income at end of year or period	$51,631	$133,773	$58,330	$130,633

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING GET U.S. Core Portfolio Series 11		ING GET U.S. Core Portfolio Series 12
	Six Months Ended June 30, 2012	Year Ended December 31, 2011	Six Months Ended June 30, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$65,981	$155,334	$100,806	$243,920
Net realized gain	13,881	88,026	34,823	137,477
Net change in unrealized (depreciation)	(99,063)	(168,144)	(96,323)	(237,337)

Increase (decrease) in net assets resulting from operations	(19,201)	75,216	39,306	144,060

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
	(153,562)	(198,791)	(243,352)	(332,101)

Total distributions	(153,562)	(198,791)	(243,352)	(332,101)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	153,562	198,791	243,352	332,101
Cost of shares redeemed	(627,703)	(2,077,663)	(1,054,180)	(3,463,075)

Net decrease in net assets resulting from capital share transactions	(474,141)	(1,878,872)	(810,828)	(3,130,974)

Net decrease in net assets	(646,904)	(2,002,447)	(1,014,874)	(3,319,015)

NET ASSETS:
Beginning of year or period	8,069,238	10,071,685	11,478,777	14,797,792

End of year or period	$7,422,334	$8,069,238	$10,463,903	$11,478,777

Undistributed net investment income at end of year or period	$65,721	$153,302	$99,361	$241,907

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING GET U.S. Core Portfolio Series 13		ING GET U.S. Core Portfolio Series 14
	Six Months Ended June 30, 2012	Year Ended December 31, 2011	Six Months Ended June 30, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$156,516	$384,115	$451,555	$1,103,422
Net realized gain	129,188	482,938	279,168	823,927
Net change in unrealized (depreciation)	(333,788)	(436,726)	(829,780)	(356,066)

Increase (decrease) in net assets resulting from operations	(48,084)	430,327	(99,057)	1,571,283

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(383,655)	(506,846)	(1,102,717)	(1,506,924)

Total distributions	(383,655)	(506,846)	(1,102,717)	(1,506,924)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	383,655	506,846	1,102,717	1,506,924
Cost of shares redeemed	(1,849,487)	(6,802,350)	(4,851,018)	(12,101,780)

Net decrease in net assets resulting from capital share transactions	(1,465,832)	(6,295,504)	(3,748,301)	(10,594,856)

Net decrease in net assets	(1,897,571)	(6,372,023)	(4,950,075)	(10,530,497)

NET ASSETS:
Beginning of year or period	19,831,529	26,203,552	44,017,913	54,548,410

End of year or period	$17,933,958	$19,831,529	$39,067,838	$44,017,913

Undistributed net investment income at end of year or period	$154,940	$382,079	$450,484	$1,101,646

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions		Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING GET U.S. Core Portfolio Series 9
06-30-12	7.81	0.07		(0.08)	(0.01)	0.14	—		—	0.14	—	7.66	(0.09)	1.15	1.00		1.00		1.41		6,930	—
12-31-11	8.00	0.12	•	(0.14)	(0.02)	0.17	—		—	0.17	—	7.81	(0.25)	1.15	1.00		1.00		1.50		7,882	5
12-31-10	7.87	0.13	•	0.16	0.29	0.16	—		—	0.16	—	8.00	3.76	1.08	1.00	†	1.00	†	1.63	†	10,545	—
12-31-09	7.93	0.14	•	(0.02)	0.12	0.18	—		—	0.18	—	7.87	1.56	1.06	1.00	†	1.00	†	1.81	†	12,553	4
12-31-08	10.81	0.19		(0.71)	(0.52)	0.23	2.13		—	2.36	—	7.93	(5.16)	1.12	1.00	†	1.00	†	1.86	†	14,582	301
12-31-07	10.93	0.16	•	0.29	0.45	0.28	0.29		—	0.57	—	10.81	3.93	1.06	1.00	†	1.00	†	1.45	†	19,806	233
ING GET U.S. Core Portfolio Series 10
06-30-12	7.96	0.09		(0.11)	(0.02)	0.18	—		—	0.18	—	7.76	(0.24)	1.18	1.00		1.00		2.03		5,577	—
12-31-11	8.13	0.16	•	(0.13)	0.03	0.20	—		—	0.20	—	7.96	0.43	1.18	1.00		1.00		1.99		6,088	—
12-31-10	8.02	0.16	•	0.17	0.33	0.22	—		—	0.22	—	8.13	4.10	1.08	1.00	†	1.00	†	2.00	†	7,622	—
12-31-09	8.32	0.16	•	(0.24)	(0.08)	0.22	—		—	0.22	—	8.02	(0.89)	1.06	1.00	†	1.00	†	2.03	†	9,128	31
12-31-08	10.89	0.23		(0.63)	(0.40)	0.27	1.90		—	2.17	—	8.32	(3.91)	1.12	1.00	†	1.00	†	2.13	†	12,645	302
12-31-07	10.91	0.18	•	0.23	0.41	0.21	0.22		—	0.43	—	10.89	3.63	1.07	1.00	†	1.00	†	1.62	†	17,127	194
ING GET U.S. Core Portfolio Series 11
06-30-12	7.91	0.08		(0.10)	(0.02)	0.16	—		—	0.16	—	7.73	(0.23)	1.18	1.00		1.00		1.71		7,422	—
12-31-11	8.02	0.14	•	(0.07)	0.07	0.18	—		—	0.18	—	7.91	0.86	1.14	1.00		1.00		1.72		8,069	—
12-31-10	7.85	0.15	•	0.23	0.38	0.21	—		—	0.21	—	8.02	4.85	1.07	1.00	†	1.00	†	1.82	†	10,072	4
12-31-09	8.23	0.17		(0.24)	(0.07)	0.31	—		—	0.31	—	7.85	(0.78)	1.04	1.00	†	1.00	†	1.97	†	12,009	—
12-31-08	10.47	0.20		(0.27)	(0.07)	0.25	1.92		—	2.17	—	8.23	0.53 ††	1.06	1.01	†	1.01	†	1.92	†	16,119	198
12-31-07	10.79	0.16	•	0.08	0.24	0.36	0.20		—	0.56	—	10.47	2.05	1.10	1.00	†	1.00	†	1.49	†	20,564	267
ING GET U.S. Core Portfolio Series 12
06-30-12	7.79	0.07	•	(0.04)	0.03	0.18	—		—	0.18	—	7.64	0.37	1.18	1.00		1.00		1.85		10,464	—
12-31-11	7.91	0.15	•	(0.07)	0.08	0.20	—		—	0.20	—	7.79	1.07	1.12	1.00		1.00		1.90		11,479	—
12-31-10	7.69	0.16	•	0.28	0.44	0.22	—		—	0.22	—	7.91	5.78	1.04	1.00	†	1.00	†	2.02	†	14,798	—
12-31-09	7.99	0.18	•	(0.24)	(0.06)	0.24	—		—	0.24	—	7.69	(0.59)	1.03	1.00	†	1.00	†	2.29	†	17,862	13
12-31-08	11.29	0.26		(0.90)	(0.64)	0.18	2.48		—	2.66	—	7.99	(6.20)	1.12	1.00	†	1.00	†	1.99	†	23,245	280
12-31-07	11.36	0.13	•	0.23	0.36	0.15	0.28		—	0.43	—	11.29	3.02	1.09	1.00	†	1.00	†	1.11	†	46,154	231
ING GET U.S. Core Portfolio Series 13
06-30-12	9.77	0.08	•	(0.10)	(0.02)	0.20	—		—	0.20	—	9.55	(0.16)	1.13	1.00		1.00		1.65		17,934	—
12-31-11	9.81	0.16	•	0.02	0.18	0.22	—		—	0.22	—	9.77	1.81	1.09	1.00		1.00		1.68		19,832	—
12-31-10	9.44	0.17	•	0.45	0.62	0.25	—		—	0.25	—	9.81	6.59	1.02	1.00	†	1.00	†	1.77	†	26,204	—
12-31-09	10.00	0.19	•	(0.41)	(0.22)	0.34	—		—	0.34	—	9.44	(2.06)	1.03	1.00	†	1.00	†	2.00	†	30,902	13
12-31-08	10.60	0.21	•	(0.00)*	0.21	0.20	0.61		—	0.81	—	10.00	2.33	1.05	1.00	†	1.00	†	2.14	†	43,240	386
12-31-07	10.16	0.15	•	0.35	0.50	0.06	0.00	*	—	0.06	—	10.60	4.95	1.00	1.00	†	1.00	†	1.44	†	70,238	168

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS  (UNAUDITED) (CONTINUED)

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions		Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING GET U.S. Core Portfolio Series 14
06-30-12	10.21	0.11	•	(0.14)	(0.03)	0.28	—	—	0.28	—	9.90	(0.29)	1.11	1.00	1.00	2.17	39,068	—
12-31-11	10.20	0.23	•	0.09	0.32	0.31	—	—	0.31	—	10.21	3.21	1.06	1.00	1.00	2.25	44,018	—
12-31-10	9.93	0.25	•	0.42	0.67	0.40	—	—	0.40	—	10.20	6.88	1.03	1.00	1.00	2.48	54,548	—
12-31-09	10.46	0.29	•	(0.39)	(0.10)	0.43	—	—	0.43	—	9.93	(0.83)	1.03	1.00	1.00	2.85	66,874	12
12-31-08	10.41	0.31	•	(0.01)	0.30	0.19	0.06	—	0.25	—	10.46	3.04	1.02	1.00	1.00	3.05	107,043	293
12-31-07	10.00	0.26	•	0.15	0.41	—	—	—	—	—	10.41	1.86 (a)	0.95	0.93	0.93	2.52	124,490	120

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)

Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(a)	For ING GET U.S.Core Portfolio Series 14 , the total return calculation began on June 21, 2007, the first day of the Guarantee Period. The total return for the year ended December 31, 2007 was 4.10%.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.
††	In August 2008, an affiliate of the Investment adviser and IIM fully reimbursed ING GET U.S. Core Portfolio Series 11 for a loss on certain investment transactions, which otherwise would have had a 1.39% impact on the Portfolio’s total return. Excluding the reimbursement, total return would have been (0.86)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2012 (UNAUDITED)

NOTE 1 — ORGANIZATION

ING Variable Insurance Trust (the “Trust”) was organized as a Delaware statutory trust on July 15, 1999 and is registered with the SEC under the Investment Company Act of 1940, as amended (“1940 Act” or “Act”) as a diversified open-end management investment company. There are six separate investment Series which comprise the Trust. The six Series are as follows: ING GET U.S. Core Portfolio Series 9 (“Series 9”), ING GET U.S. Core Portfolio Series 10 (“Series 10”), ING GET U.S. Core Portfolio Series 11 (“Series 11”), ING GET U.S. Core Portfolio Series 12 (“Series 12”), ING GET U.S. Core Portfolio Series 13 (“Series 13”) and ING GET U.S. Core Portfolio Series 14 (“Series 14”) (each, a “Series” and collectively, “Series”).

During the Guarantee Period, each Series seeks to achieve maximum total return and minimal exposure of the Series’ assets to a market value loss by participating, to the extent possible, in favorable equity market performance.

If during the Guarantee Period the equity markets experience a major decline, the Series’ assets may become largely or entirely invested in the Fixed Component. Use of the Fixed Component reduces the Series’ ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is more heavily invested in equities. The insurance companies offering these Series currently are ING Life Insurance & Annuity Company (“ILIAC”) and ING USA Annuity and Life Insurance Company (“ING USA”). The insurance companies offering these Series guarantee Contract holders and Participants that on the Maturity Date they will receive no less than the value of their separate account investment directed to the Series as of the last day of the Offering Period, adjusted for certain charges. The value of dividends and distributions made by the Series throughout the Guarantee Period is included in determining whether, for purposes of the Guarantee, the value of a shareholder’s investment on the Maturity Date is no less than the value of their investment as of the last day of the Offering Period. Amounts withdrawn prior to the Maturity Date do not get the benefit of the Guarantee. The following information is related to the Series:

	Offering Period	Guarantee Period	Maturity Date
Series 9*	06/08/05 — 09/06/05	09/07/05 — 09/06/12	09/06/12
Series 10*	09/07/05 — 12/05/05	12/06/05 — 12/05/12	12/05/12
Series 11*	12/06/05 — 03/01/06	03/02/06 — 02/28/13	02/28/13
Series 12*	03/02/06 — 06/21/06	06/22/06 — 06/20/13	06/20/13
Series 13*	06/22/06 — 12/20/06	12/21/06 — 12/19/13	12/19/13
Series 14*	12/21/06 — 06/20/07	06/21/07 — 06/19/14	06/19/14

*	Closed to new investors.

Shares of the Series are offered to insurance company separate accounts that fund both annuity and life insurance contracts and certain tax-qualified retirement plans. At June 30, 2012 separate accounts of ILIAC and ING USA and their affiliates held all the shares outstanding of the Series.

ING Investments, LLC serves as the investment adviser (“ING Investments” or the “Investment Adviser”) to the Series. ING Investment Management Co. LLC serves as the sub-adviser (“IIM” or the “Sub-Adviser”) to the Series. ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for the Series. ING Investments Distributor, LLC (“IID” or the “Distributor”) serves as the principal underwriter to the Series.

The Investment Adviser, the Sub-Adviser, IFS and IID are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser and its immediate affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, in a series of announcements beginning November 2010, ING Groep announced that it plans to pursue transactions to restructure certain businesses, including an initial public offering for its U.S. based insurance, retirement services, and investment management operations; and other transactions, which could include an initial public offering or other type of transaction, for its European based insurance and investment management operations and Asian based insurance and investment management operations. There can be no assurance that all or part of the restructuring plan will be carried out.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Series, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s loss of access to services and resources of ING Groep, which could adversely affect their businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Series’ advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Series or their operations and administration.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Series in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A. Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Investments of sufficient credit quality maturing in 60 days or less are valued at amortized cost which approximates fair value.

Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Series’ Board of Trustees (the “Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Series calculates its NAV may also be valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Series (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Series related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time the Series determines its NAV or if the foreign exchange closes prior to the time the Series determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Series’ NAV may not take place contemporaneously with the determination of the prices of securities held by a Series in foreign securities markets. Further, the value of the

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Series’ assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Series. In calculating the Series’ NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Series closes but before the time that the Series’ NAV in calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Series determines its NAV. In such a case, the Series will use the fair value of such securities as determined under the Series’ valuation procedures. Events after the close of trading on a foreign market that could require the Series to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Series calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Series could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Series is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Series to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Series determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Series’ NAV.

Fair value is defined as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Series is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the adviser’s or sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Series’ investments under these levels of classification is included following the Portfolios of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Administrator. The Pricing Committee considers all facts they deem relevant that are reasonably available, through either public information or information available to the Adviser or Sub-Adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its Net Asset Value (“NAV”), securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Portfolio can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Portfolio had a significant amount of Level 3 investments at the end of the period in relation to net assets.

For the six months ended June 30, 2012, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date.

C. Foreign Currency Translation. The books and records of the Series are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Series do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D. Distributions to Shareholders. Dividends from net investment income and net realized gains, if any, are declared and paid annually by the Series. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. generally accepted accounting principles for investment companies. The Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. Distributions are recorded on the ex-dividend date. The characteristics of income and gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States for investment companies.

E. Federal Income Taxes. It is the Series’ policy to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Series’ tax positions taken on federal income tax

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

F. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Repurchase Agreements. Each Series may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from possibly overnight to one week (although it may extend over a number of months), while the underlying securities generally have longer maturities. A Series will receive, as collateral, securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by that Series. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Series in the event that Series is delayed or disposition prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

H. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Series and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended June 30, 2012, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
Series 9	$—	$86
Series 10	—	74
Series 12	—	43
Series 13	—	495,665

U.S. government securities not included above were as follows:

	Purchases	Sales
Series 9	$—	$998,912
Series 10	—	622,228
Series 11	—	646,030
Series 12	—	1,062,553
Series 13	—	1,469,424
Series 14	—	4,627,157

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATION FEES

Each Series has entered into an investment management agreement (“Investment Management Agreement”) with ING Investments. The Investment Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Series. The fee for each Series was 0.25% during its Offering Period and is 0.60% during its Guarantee Period.

The Investment Adviser has engaged IIM, to serve as sub-adviser to each Series. IIM is responsible for managing the assets of each Series in accordance with its investment objective and policies, subject to such policies as the Board or the Investment Adviser may determine.

IFS acts as the administrator and provides certain administrative and shareholder services necessary for each Series’ operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each Series a fee at an annual rate of 0.055% on the first $5 billion of average daily net assets and 0.030% thereafter.

NOTE 5 — DISTRIBUTION FEES

The Series have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), whereby IID is compensated by the Series for expenses incurred in the distribution of each Series’ shares

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 5 — DISTRIBUTION FEES (continued)

(“Distribution Fees”). Pursuant to the 12b-1 Plan, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Series’ shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including distribution or shareholder servicing fees (“Servicing Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plan, the Series pays the Distributor a Distribution Fee rate of 0.25% based on average daily net assets.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At June 30, 2012, the Series had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities:

Series	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Series 9	$3,514	$322	$1,464	$5,300
Series 10	2,790	256	1,162	4,208
Series 11	3,670	336	1,529	5,535
Series 12	5,180	475	2,158	7,813
Series 13	8,920	818	3,716	13,454
Series 14	19,447	1,783	8,103	29,333

The Trust has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees’ fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

At June 30, 2012, the following indirect, wholly owned subsidiaries of ING Group owned more than 5% of the following Series:

Subsidiary	Series	Percentage
ING Life Insurance and Annuity Company	Series 9	64.21%
	Series 10	63.96
	Series 11	48.25
	Series 12	83.39
	Series 13	53.29
	Series 14	17.39
ING USA Annuity and Life Insurance Company	Series 9	32.99
	Series 10	35.95
	Series 11	48.92
	Series 12	16.59
	Series 13	43.93
	Series 14	66.93
ReliaStar Life Insurance Company	Series 14	15.68

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Series have a common owner that owns over 25% of the outstanding securities of the Series, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Series.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At June 30, 2012, each applicable Series had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities.

Series	Accrued Expenses	Amount
Series 9	Custody	$816
	Professional	3,673
	Postage	1,659
Series 10	Custody	605
	Professional	2,611
	Postage	1,251
	Trustee	597
Series 11	Professional	3,819
	Postage	967
	Trustee	928
Series 12	Professional	7,049
	Postage	1,580
Series 13	Professional	11,270
Series 14	Professional	20,850
	Postage	5,419

NOTE 8 — EXPENSE LIMITATION AGREEMENT

ING Investments has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Series whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses stemming from investments in other investment companies) to 0.65% during the Offering Period and 1.00% during the Guarantee Period.

The Investment Adviser may at a later date recoup from a Series for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Series’ expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees, are reflected on the accompanying Statements of Operations for each Series. Amounts payable by the Investment Adviser are reflected in the Statements of Assets and Liabilities for each Series.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENT (continued)

As of June 30, 2012, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:

	June 30,
Series	2013	2014	2015	Total
Series 9	$3,257	$12,870	$12,703	$28,830
Series 10	3,924	7,964	12,033	23,921
Series 11	3,557	9,921	13,661	27,139
Series 12	2,458	9,550	18,354	30,362
Series 13	2,659	11,705	22,953	37,317
Series 14	26,773	22,498	38,588	87,859

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Series 9
6/30/2012	—	—	17,649	(123,199)	(105,550)	—	—	135,014	(953,766)	(818,752)
12/31/2011	—	—	24,381	(332,199)	(307,818)	—	—	192,372	(2,639,691)	(2,447,319)
Series 10
6/30/2012	—	—	16,989	(62,962)	(45,973)	—	—	131,835	(495,529)	(363,694)
12/31/2011	—	—	21,528	(194,576)	(173,048)	—	—	171,580	(1,566,539)	(1,394,959)
Series 11
6/30/2012	—	—	19,866	(79,690)	(59,824)	—	—	153,562	(627,703)	(474,141)
12/31/2011	—	—	25,163	(260,296)	(235,133)	—	—	198,791	(2,077,663)	(1,878,872)
Series 12
6/30/2012	—	—	31,978	(135,472)	(103,494)	—	—	243,352	(1,054,180)	(810,828)
12/31/2011	—	—	42,632	(440,400)	(397,768)	—	—	332,101	(3,463,075)	(3,130,974)
Series 13
6/30/2012	—	—	40,131	(190,228)	(150,097)	—	—	383,655	(1,849,487)	(1,465,832)
12/31/2011	—	—	52,145	(694,710)	(642,565)	—	—	506,846	(6,802,350)	(6,295,504)
Series 14
6/30/2012	—	—	111,161	(478,389)	(367,228)	—	—	1,102,717	(4,851,018)	(3,748,301)
12/31/2011	—	—	149,497	(1,187,362)	(1,037,865)	—	—	1,506,924	(12,101,780)	(10,594,856)

NOTE 10 — LINE OF CREDIT

Each of the Series included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNYM”) for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase or sale of securities; and (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 10 — LINE OF CREDIT (continued)

The Series did not utilize the line of credit during the six months ended June 30, 2012.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Series from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended June 30, 2012 Ordinary Income	Year Ended December 31, 2011 Ordinary Income
Series 9	$135,014	$192,372
Series 10	131,835	171,580
Series 11	153,562	198,791
Series 12	243,352	332,101
Series 13	383,655	506,846
Series 14	1,102,717	1,506,924

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2011 are detailed in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates.

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
Series 9	$134,020	$177,875	$(1,960,400)	2016
			(246,585)	2017

			$(2,206,985)

Series 10	130,848	155,997	(1,723,532)	2016
			(220,542)	2017

			$(1,944,074)

Series 11	153,560	208,664	(2,202,221)	2016
			(52,087)	2017

			$(2,254,308)

Series 12	242,290	625,422	(5,196,548)	2016
			(637,237)	2017

			$(5,833,785)

Series 13	382,614	1,355,449	(3,092,579)	2016
			(24,519)	2017

			$(3,117,098)

Series 14	1,102,523	2,790,246	(3,455,716)	2016

The Series’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

As of June 30, 2012, no provisions for income tax would be required in the Series’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Series’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 12 — SUBSEQUENT EVENTS

The Series have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

ING GET U.S. CORE PORTFOLIO SERIES 9	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2012 (UNAUDITED)

Investment Type Allocation

as of June 30, 2012

(as a percentage of net assets)

U.S. Government Agency Obligations	80.7%
U.S. Treasury Obligations	15.4%
Exchange-Traded Funds	3.7%

Assets in Excess of Other Liabilities*	0.2%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

Principal Amount†			Value	Percentage of Net Assets

U.S. TREASURY OBLIGATIONS: 15.4%
		U.S. Treasury STRIP: 15.4%
1,063,000	Z	0.220%, due 08/15/12	$1,062,934	15.4
		Total U.S. Treasury Obligations (Cost $1,060,993)	1,062,934	15.4

U.S. GOVERNMENT AGENCY OBLIGATIONS: 80.7%
		Federal Home Loan Mortgage Corporation: 20.3%
1,405,000	Z	0.730%, due 09/15/12	1,403,338	20.3

		Federal National Mortgage Association: 21.1%
1,462,000	Z	0.710%, due 07/15/12	1,461,654	21.1

		Other U.S. Agency Obligations: 39.3%
1,200,000	Z	0.570%, due 10/06/12	1,198,449	17.3
1,525,000	Z	0.530%, due 07/15/12	1,524,757	22.0
			2,723,206	39.3
		Total U.S. Government Agency Obligations (Cost $5,571,640)	5,588,198	80.7

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 3.7%
1,900		SPDR Trust Series 1	258,913	3.7
		Total Exchange-Traded Funds (Cost $156,162)	258,913	3.7
		Total Long-Term Investments (Cost $6,788,795)	6,910,045	99.8

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.4%
	Mutual Funds: 0.4%
31,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $31,000)	$31,000	0.4
	Total Short-Term Investments (Cost $31,000)	31,000	0.4

	Total Investments in Securities (Cost $6,819,795)	$6,941,045	100.2
	Liabilities in Excess of Other Assets	(11,098)	(0.2)

	Net Assets	$6,929,947	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
STRIP	Separate Trading of Registered Interest and Principal of Securities
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

Cost for federal income tax purposes is $6,823,171.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$117,874
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$117,874

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 9	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2012 (UNAUDITED) (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at June 30, 2012
Asset Table
Investments, at fair value
Exchange-Traded Funds	$258,913	$—	$—	$258,913
U.S. Treasury Obligations	—	1,062,934	—	1,062,934
Short-Term Investments	31,000	—	—	31,000
U.S. Government Agency Obligations	—	5,588,198	—	5,588,198

Total Investments, at fair value	$289,913	$6,651,132	$—	$6,941,045

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no transfers in or out of any Levels of the fair value hierarchy during the period ended June 30, 2012.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 10	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2012 (UNAUDITED)

Investment Type Allocation as of June 30, 2012

(as a percentage of net assets)

U.S. Government Agency Obligations	80.1%
U.S. Treasury Obligations	18.0%

Assets in Excess of Other Liabilities*	1.9%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

Principal Amount†			Value	Percentage of Net Assets

U.S. TREASURY OBLIGATIONS: 18.0%
		U.S. Treasury STRIP: 18.0%
1,003,000	Z	0.220%, due 11/15/12	$1,002,435	18.0
		Total U.S. Treasury Obligations (Cost $997,675)	1,002,435	18.0

U.S. GOVERNMENT AGENCY OBLIGATIONS: 80.1%
		Federal Home Loan Mortgage Corporation: 19.3%
1,081,000	Z	0.810%, due 01/15/13	1,077,167	19.3

		Federal National Mortgage Association: 19.6%
1,097,000	Z	0.810%, due 01/15/13	1,093,112	19.6

		Other U.S. Agency Obligations: 41.2%
1,100,000	Z	0.570%, due 10/06/12	1,098,578	19.7
1,200,000	Z	0.640%, due 01/15/13	1,196,959	21.5
			2,295,537	41.2
		Total U.S. Government Agency Obligations (Cost $4,404,528)	4,465,816	80.1
		Total Long-Term Investments (Cost $5,402,203)	5,468,251	98.1

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.1%
	Mutual Funds: 2.1%
118,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $118,000)	$118,000	2.1
	Total Short-Term Investments (Cost $118,000)	118,000	2.1

	Total Investments in Securities (Cost $5,520,203)	$5,586,251	100.2
	Liabilities in Excess of Other Assets	(9,258)	(0.2)

	Net Assets	$5,576,993	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
STRIP	Separate Trading of Registered Interest and Principal of Securities
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$66,048
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$66,048

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 10	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2012 (UNAUDITED) (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at June 30, 2012
Asset Table
Investments, at fair value
U.S. Treasury Obligations	$—	$1,002,435	$—	$1,002,435
U.S. Government Agency Obligations	—	4,465,816	—	4,465,816
Short-Term Investments	118,000	—	—	118,000

Total Investments, at fair value	$118,000	$5,468,251	$—	$5,586,251

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no transfers in or out of any Levels of the fair value hierarchy during the period ended June 30, 2012.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 11	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2012 (UNAUDITED)

Investment Type Allocation

as of June 30, 2012

(as a percentage of net assets)

U.S. Government Agency Obligations	86.9%
U.S. Treasury Obligations	12.3%

Assets in Excess of Other Liabilities*	0.8%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

Principal Amount†			Value	Percentage of Net Assets

U.S. TREASURY OBLIGATIONS: 12.3%
		U.S. Treasury STRIP: 12.3%
915,000	Z	0.350%, due 02/15/13	$914,054	12.3
		Total U.S. Treasury Obligations (Cost $904,032)	914,054	12.3

U.S. GOVERNMENT AGENCY OBLIGATIONS: 86.9%
		Federal Home Loan Mortgage Corporation: 20.9%
1,556,000	Z	0.810%, due 01/15/13	1,550,482	20.9

		Federal National Mortgage Association: 20.7%
1,550,000	Z	0.880%, due 02/21/13	1,543,033	20.7

		Other U.S. Agency Obligations: 45.3%
153,000	Z	0.690%, due 05/11/13	152,284	2.1
1,533,000	Z	0.920%, due 09/26/13	1,521,817	20.5
1,573,000	Z	0.640%, due 01/15/13	1,569,014	21.1
119,000	Z	0.660%, due 04/15/13	118,562	1.6
			3,361,677	45.3
		Total U.S. Government Agency Obligations (Cost $6,355,613)	6,455,192	86.9
		Total Long-Term Investments (Cost $7,259,645)	7,369,246	99.2

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.9%
	Mutual Funds: 0.9%
64,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $64,000)	$64,000	0.9
	Total Short-Term Investments (Cost $64,000)	64,000	0.9

	Total Investments in Securities (Cost $7,323,645)	$7,433,246	100.1
	Liabilities in Excess of Other Assets	(10,912)	(0.1)

	Net Assets	$7,422,334	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
STRIP	Separate Trading of Registered Interest and Principal of Securities
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$109,601
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$109,601

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 11	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2012 (UNAUDITED) (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at June 30, 2012
Asset Table
Investments, at fair value
U.S. Treasury Obligations	$—	$914,054	$—	$914,054
U.S. Government Agency Obligations	—	6,455,192	—	6,455,192
Short-Term Investments	64,000	—	—	64,000

Total Investments, at fair value	$64,000	$7,369,246	$—	$7,433,246

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no transfers in or out of any Levels of the fair value hierarchy during the period ended June 30, 2012.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 12	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2012 (UNAUDITED)

Investment Type Allocation as of June 30, 2012

(as a percentage of net assets)

U.S. Government Agency Obligations	79 .5%
U.S. Treasury Obligations	11.6%
Exchange-Traded Funds	7.4%

Assets in Excess of Other Liabilities*	1.5%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

Principal Amount†			Value	Percentage of Net Assets

U.S. TREASURY OBLIGATIONS: 11.6%
		U.S. Treasury STRIP: 11.6%
1,217,000	Z	0.220%, due 05/15/13	$1,214,411	11.6
		Total U.S. Treasury Obligations (Cost $1,200,535)	1,214,411	11.6

U.S. GOVERNMENT AGENCY OBLIGATIONS: 79.5%
		Federal Home Loan Mortgage Corporation: 18.9%
1,991,000	Z	0.730%, due 09/15/13	1,972,779	18.9

		Federal National Mortgage Association: 19.8%
2,090,000	Z	0.710%, due 07/15/13	2,074,557	19.8

		Other U.S. Agency Obligations: 40.8%
2,125,000	Z	0.570%, due 06/06/13	2,114,275	20.2
2,161,000	Z	0.530%, due 04/15/13	2,153,054	20.6
			4,267,329	40.8
		Total U.S. Government Agency Obligations (Cost $8,107,695)	8,314,665	79.5

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 7.4%
5,700		SPDR Trust Series 1	776,739	7.4
		Total Exchange-Traded Funds (Cost $468,486)	776,739	7.4
		Total Long-Term Investments (Cost $9,776,716)	10,305,815	98.5

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.6%
	Mutual Funds: 1.6%
171,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $171,000)	$171,000	1.6
	Total Short-Term Investments (Cost $171,000)	171,000	1.6

	Total Investments in Securities (Cost $9,947,716)	$10,476,815	100.1
	Liabilities in Excess of Other Assets	(12,912)	(0.1)

	Net Assets	$10,463,903	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
STRIP	Separate Trading of Registered Interest and Principal of Securities
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$529,099
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$529,099

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 12	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2012 (UNAUDITED) (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at June 30, 2012
Asset Table
Investments, at fair value
Exchange-Traded Funds	$776,739	$—	$—	$776,739
U.S. Treasury Obligations	—	1,214,411	—	1,214,411
Short-Term Investments	171,000	—	—	171,000
U.S. Government Agency Obligations	—	8,314,665	—	8,314,665

Total Investments, at fair value	$947,739	$9,529,076	$—	$10,476,815

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no transfers in or out of any Levels of the fair value hierarchy during the period ended June 30, 2012.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 13	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2012 (UNAUDITED)

Investment Type Allocation

as of June 30, 2012

(as a percentage of net assets)

U.S. Government Agency Obligations	80.9%
U.S. Treasury Obligations	17.3%

Assets in Excess of Other Liabilities*	1.8%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

Principal Amount†			Value	Percentage of Net Assets

U.S. TREASURY OBLIGATIONS: 17.3%
		U.S. Treasury STRIP: 17.3%
3,107,000	Z	0.480%, due 11/15/13	$3,094,019	17.3
		Total U.S. Treasury Obligations (Cost $2,959,853)	3,094,019	17.3

U.S. GOVERNMENT AGENCY OBLIGATIONS: 80.9%
		Federal Home Loan Mortgage Corporation: 21.2%##STRIP
3,836,000	Z	1.060%, due 11/15/13	3,794,652	21.2

		Federal National Mortgage Association: 20.0%
3,628,000	Z	0.950%, due 01/15/14	3,593,642	20.0

		Other U.S. Agency Obligations: 39.7%
3,465,000	Z	0.950%, due 11/11/13	3,435,610	19.2
3,714,000	Z	0.990%, due 01/15/14	3,679,396	20.5
			7,115,006	39.7
		Total U.S. Government Agency Obligations (Cost $13,615,805)	14,503,300	80.9
		Total Long-Term Investments (Cost $16,575,658)	17,597,319	98.2

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.0%
	Mutual Funds: 2.0%
365,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $365,000)	$365,000	2 .0
	Total Short-Term Investments (Cost $365,000)	365,000	2 .0

	Total Investments in Securities (Cost $16,940,658)	$17,962,319	100.2
	Liabilities in Excess of Other Assets	(28,361)	(0.2)

	Net Assets	$17,933,958	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
STRIP	Separate Trading of Registered Interest and Principal of Securities
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,021,661
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$1,021,661

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 13	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2012 (UNAUDITED) (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at June 30, 2012
Asset Table
Investments, at fair value
U.S. Treasury Obligations	$—	$3,094,019	$—	$3,094,019
U.S. Government Agency Obligations	—	14,503,300	—	14,503,300
Short-Term Investments	365,000	—	—	365,000

Total Investments, at fair value	$365,000	$17,597,319	$—	$17,962,319

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no transfers in or out of any Levels of the fair value hierarchy during the period ended June 30, 2012.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 14	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2012 (UNAUDITED)

Investment Type Allocation as of June 30, 2012

(as a percentage of net assets)

U.S. Government Agency Obligations	59.8%
Foreign Government Bonds	20.5%
U.S. Treasury Obligations	19.2%

Assets in Excess of Other Liabilities*	0.5%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

Principal Amount†			Value	Percentage of Net Assets

U.S. TREASURY OBLIGATIONS: 19.2%
		U.S. Treasury STRIP: 19.2%
7,559,000	Z	0.780%, due 05/15/14	$7,514,372	19.2
		Total U.S. Treasury Obligations (Cost $7,259,537)	7,514,372	19.2

FOREIGN GOVERNMENT BONDS: 20.5%
8,124,000	Z	Israel Government International Bond, 0.630%, 08/15/14	8,011,669	20.5
		Total Foreign Government Bonds (Cost $7,652,664)	8,011,669	20.5

U.S. GOVERNMENT AGENCY OBLIGATIONS: 59.8%
		Federal Home Loan Mortgage Corporation: 19.7%
7,823,000	Z	1.320%, due 07/15/14	7,696,713	19.7

		Federal National Mortgage Association: 20.8%
8,225,000	Z	1.210%, due 05/15/14	8,104,175	20.8

		Other U.S. Agency Obligations: 19.3%
7,651,000	Z	1.170%, due 07/15/14	7,552,899	19.3
		Total U.S. Government Agency Obligations (Cost $22,007,161)	23,353,787	59.8
		Total Long-Term Investments (Cost $36,919,362)	38,879,828	99.5

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.7%
	Repurchase Agreement: 0.7%
276,000	Morgan Stanley Repurchase Agreement dated 06/29/12, 0.150%, due 07/02/12, $276,003 to be received upon repurchase (Collateralized by $233,000, FNSM, 5.375%, Market Value plus accrued interest $282,731 due 06/12/17) (Cost $276,000)	$276,000	0.7
	Total Short-Term Investments (Cost $276,000)	276,000	0.7

	Total Investments in Securities (Cost $37,195,362)	$39,155,828	100.2
	Liabilities in Excess of Other Assets	(87,990)	(0.2)

	Net Assets	$39,067,838	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
STRIP	Separate Trading of Registered Interest and Principal of Securities
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,960,466
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$1,960,466

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 14	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2012 (UNAUDITED) (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at June 30, 2012
Asset Table
Investments, at fair value
U.S. Treasury Obligations	$—	$7,514,372	$—	$7,514,372
Short-Term Investments	—	276,000	—	276,000
U.S. Government Agency Obligations	—	23,353,787	—	23,353,787
Foreign Government Bonds	—	8,011,669	—	8,011,669

Total Investments, at fair value	$—	$39,155,828	$—	$39,155,828

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no transfers in or out of any Levels of the fair value hierarchy during the period ended June 30, 2012.

See Accompanying Notes to Financial Statements

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPSAR-UGCORE	(0612-081712)

ITEM 2.	CODE OF ETHICS.

Not required for semi-annual filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not required for semi-annual filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required for semi-annual filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required for semi-annual filing.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Variable Insurance Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	September 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	September 4, 2012

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	September 4, 2012